Exhibit 99.1

FORTUNE BRANDS, INC.

INTRODUCTION TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma financial statements present the unaudited pro forma combined balance sheet of Fortune Brands, Inc. (“Fortune Brands” or the “Company”) as of September 30, 2005 and the unaudited pro forma combined income statements of the Company for the nine-month period ended September 30, 2005 and year ended December 31, 2004 to give effect to the acquisition of certain “acquired businesses” and issuance of new long-term debt in each case as if the acquisition and legal transfer of the acquired businesses and issuance of new long-term debt occurred as of January 1, 2004. The acquired businesses are more than 20 spirits and wine brands and distribution assets described in the Company’s Quarterly Report on Form 10-Q for the nine-month period ended September 30, 2005. The actual legal transfer of the acquired businesses will occur in a series of transactions during the six-month period commencing July 26, 2005. In addition, the following unaudited pro forma consolidated income statements of Fortune Brands for the nine months ended September 30, 2005 and the years ended December 2004, 2003 and 2002 adjust the historical financial statements of Fortune Brands as if the spin-off of ACCO World Corporation had occurred as of January 1, 2002.

The historical financial information of Fortune Brands set forth below has been derived from the historical unaudited consolidated financial statements of the Company included in the Quarterly Report on Form 10-Q for the nine-month period ended September 30, 2005 and the Annual Reports on Form 10-K for the years ended December 31, 2004, 2003 and 2002. This information is based on historical results of operations and is adjusted as described above and in the notes.

Historical results for the acquired businesses include pre-acquisition one-time and unusual charges, such as adjustments to compensation expense for changes in the fair value of the stock of Allied Domecq PLC (the prior owner of the acquired businesses), as well as allocations of selling and marketing and general and administrative expenses that are not representative of expenses on an ongoing basis. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable. In the opinion of management, all adjustments required to fairly present the unaudited interim pro forma financial information have been made. The adjustments are directly attributable to the transactions and (in the case of the income statement) are expected to have a continuing impact on the financial position and results of operations of Fortune Brands.

The unaudited pro forma financial information presented does not purport to represent what the results of operations or financial position of Fortune Brands would actually have been had the acquisition occurred January 1, 2004, or the spin-off had occurred as of January 1, 2002, or to project the results of operations or financial position of Fortune Brands for any future periods.

The Company expects to incur restructuring charges as a result of the acquisition. Additional restructuring costs will be recorded when factually supportable information is available in order to estimate these costs. The pro forma adjustments do not reflect any operating efficiencies or cost savings that may be achievable with respect to the combined business of Fortune Brands and the acquired businesses.

The spin-off of ACCO World Corporation is accounted for as a discontinued operation under Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” when Fortune Brands issues financial statements subsequent to the consummation of the spin-off transaction, which occurred on August 16, 2005. The unaudited pro forma financial information reflects ACCO World Corporation as a discontinued operation, and, accordingly, its net assets and results of operations are excluded from the continuing operations of Fortune Brands.

The unaudited pro forma consolidated financial statements should be read in conjunction with Management’s Discussion and Analysis of Financial Condition and Results of Operations and the historical financial statements and related notes thereto of Fortune Brands included in the Quarterly Report on Form 10-Q for the nine-month period ended September 30, 2005 and the 2004, 2003 and 2002 Annual Reports on Form 10-K.

FORTUNE BRANDS, INC.

Unaudited Pro Forma Combined Balance Sheet

(In millions)

	Fortune Brands September 30, 2005	Incremental Acquired Businesses September 30, 2005 (a)	Pro Forma Adjustments		Pro Forma Combined
Assets
Current assets
Cash and cash equivalents	$207.3	$—	$(16.6	)(b)	$190.7
Accounts receivable, net	1,114.0	204.2	—		1,318.2
Inventory
Maturing inventory	895.0	222.2	—		1,117.2
Other raw materials, supplies and Work in process	302.9	—	—		302.9
Finished products	467.5	39.2	—		506.7

	1,665.4	261.4	—		1,926.8
Other current assets	320.9	—	2.1	(b)	323.0

Total current assets	3,307.6	465.6	(14.5)		3,758.7
Property, plant and equipment, net	1,691.4	161.3	—		1,852.7
Goodwill resulting from business acquisitions	3,342.6	299.5	—		3,642.1
Other intangible assets resulting from business acquisitions, net	3,130.8	832.1	—		3,962.9
Investments in unconsolidated subsidiaries	1,375.2	(1,304.2)	—		71.0
Other assets	301.0	—	14.5	(b)	315.5

Total assets	$13,148.6	$454.3	$—		$13,602.9

FORTUNE BRANDS, INC.

Unaudited Pro Forma Combined Balance Sheet

(In millions)

	Fortune Brands September 30, 2005	Incremental Acquired Businesses September 30, 2005 (a)	Pro Forma Adjustments	Pro Forma Combined
Liabilities and stockholders’ equity
Current liabilities
Notes payable to banks	$16.9	$—	$—	$16.9
Commercial paper	592.9	—	—	592.9
Current portion of long-term debt	0.2	—	—	0.2
Accounts payable	743.9	192.6	—	936.5
Accrued taxes	187.4	—	—	187.4
Accrued customer programs	152.9	—	—	152.9
Accrued salaries, wages, and other compensation	159.6	—	—	159.6
Accrued expenses and other liabilities	396.7	—	—	396.7

Total current liabilities	2,250.5	192.6	—	2,443.1

Long-term debt (c)	5,389.3	—	—	5,389.3
Deferred income	126.0	—	—	126.0
Deferred income taxes	950.6	351.6		1,302.2
Other liabilities	468.3	(5.1)	—	463.2

Total liabilities	9,184.7	539.1	—	9,723.8

Minority interest in consolidated subsidiaries	443.3	(84.8)	—	358.5
Stockholders’ equity
$2.67 Convertible Preferred stock	6.7	—	—	6.7
Common stock	717.4	—	—	717.4
Paid-in capital	181.5	—	—	181.5
Accumulated other comprehensive income	(9.8)	—	—	(9.8)
Retained earnings	5,761.9	—	—	5,761.9
Treasury stock, at cost	(3,137.1)	—	—	(3,137.1)

Total stockholders’ equity	3,520.6	—	—	3,520.6

Total liabilities and stockholders’ equity	$13,148.6	$454.3	$—	$13,602.9

FORTUNE BRANDS, INC.

Unaudited Pro Forma Combined Statement of Income

(In millions, except per share amounts)

	Fortune Brands for the Nine Months Ended September 30, 2005 (1)	Acquired Businesses for the Six Months and 25 Days Ended July 25, 2005 (a)	Incremental Acquired Businesses for the Two Months and 6 Days Ended	Acquired Businesses Pro Forma Adjustments
			September 30, 2005 (b) (2)	Purchase Accounting	Financing		Pro Forma Combined
Net sales	$5,102.2	$796.5	$229.0	$(154.5)	$—	(c)	$5,973.2
Cost of products sold	2,782.8	255.6	207.8	3.5	—	(d)	3,249.7
Excise taxes on spirits and wine	222.0	186.0	(5.8)	(154.5)	—	(c)	247.7
Advertising, selling, general and administrative expenses	1,213.8	222.5	20.1	6.5	—	(e)	1,462.9
Amortization of intangibles	25.0	—	0.9	4.0	—	(f)	29.9
Restructuring charges	—	5.3	—	—	—		5.3

Operating income	858.6	127.1	6.0	(14.0)	—		977.7
Interest expense	91.3	—	—	—	110.9 1.5	(g) (h)	203.7
Other (income) expense, net	87.3	—	—	—	—		87.3

Income before income taxes and minority interests	680.0	127.1	6.0	(14.0)	(112.4)		686.7
Income taxes	262.0	—	4.9	40.3	(40.5	)(i)	266.7
Minority interests	12.3	—	1.1	—	—		13.4

Net income/Excess of revenues over direct expenses from continuing operations (excluding discontinued operations)	$405.7	$127.1	$—	$(54.3)	$(71.9)		$406.6

Earnings per common share
Basic	$2.79						$2.79
Diluted	$2.70						$2.70

Average number of common shares outstanding
Basic	145.4						145.4
Diluted	150.4						150.4

(1)	Includes two months and 6 days of results of the spirits and wine acquired businesses and excludes discontinued operations.
(2)	Represents the accounting difference between full consolidation as if the acquired businesses were legally transferred as of the date of acquisition and accounting under FIN 46R. Also see Pro Forma Statement of Income note b.

FORTUNE BRANDS, INC.

Unaudited Pro Forma Combined Statement of Income

(In millions, except per share amounts)

	Historical Fortune Brands For the Year Ended December 31, 2004	Historical Allied/Fortune Assets For the Year Ended February 28, 2005(a)	Allied/Fortune Assets Pro Forma Adjustments			ACCO World Corporation For the Year Ended December 31, 2004	Pro Forma Combined
			Purchase Accounting	Financing
Net sales	$7,320.9	$1,585.0	$(341.1)	$—	(c)	$(1,175.7)	$7,389.1
Cost of products sold	4,052.5	480.5	5.7	—	(d)	(710.4)	3,828.3
Excise taxes on spirits and wine	299.7	396.4	(341.1)	—	(c)	—	355.0
Advertising, selling, general and administrative expenses	1,779.5	396.4	1.8		(e)	(345.9)	1,831.8
Amortization of intangibles	36.7	—	7.0	—	(f)	(1.3)	42.4
Write-down of intangibles	—	118.5					118.5
Restructuring charges	29.2	14.5	—	—		(19.4)	24.3

Operating income	1,123.3	178.7	(14.5)	—		(98.7)	1,188.8
Interest expense	87.9	—	—	190.2 2.1	(g) (h)	(10.6)	269.6
Other (income) expense, net	(50.2)	—	—	—		3.3	(46.9)

Income before income taxes and minority interests	1,085.6	178.7	(14.5)	(192.3)		(91.4)	966.1
Income taxes	283.0		59.1	(69.2	)(i)	(22.1)	250.8
Minority interests	18.8	—	—	—		(1.7)	17.1

Net income/Excess of revenues over direct expenses	$783.8	$178.7	$(73.5)	$(123.1)		$(67.6)	$698.2

Earnings per common share
Basic	$5.40						$4.81
Diluted	$5.23						$4.66

Average number of common shares outstanding
Basic	145.1						145.1
Diluted	149.9						149.9

FORTUNE BRANDS, INC.

NOTES TO PRO FORMA COMBINED BALANCE SHEET AS OF SEPTEMBER, 30, 2005

AND THE COMBINED STATEMENTS OF INCOME FOR THE NINE MONTHS ENDED

SEPTEMBER 30, 2005 AND THE YEAR ENDED DECEMBER 31, 2004

PRO FORMA BALANCE SHEET ADJUSTMENTS

(a)	Financial reporting as of September 30, 2005 was in accordance with Financial Accounting Standards Board Interpretation No. 46(R), (FIN 46R), “Consolidation of Variable Interest Entities.” Many of the acquired businesses are assets commingled in entities that own other assets which will not be acquired by Fortune Brands and were acquired by Pernod Ricard S.A. Determination of the fair values of the acquired businesses under FIN 46R requires management to make estimates and assumptions related to the commingled interests that affect the reported amounts of assets, liabilities, sales and expenses for the reporting periods. Actual results for future periods could differ from those estimates. In accordance with FIN 46R, some of these entities were consolidated and Fortune Brands recognized minority interest for any Pernod Ricard assets at estimated fair values, and other of these entities were not consolidated and were accounted for as an investment using the cost method. Because the pro forma information must be reported as if the acquired businesses were transferred to Fortune Brands as of January 1, 2004, the information in this column adjusts reported financial information to a basis as if all of the Fortune interests in the acquired businesses were consolidated as of January 1, 2004.

(b)	Represents payment of estimated deferred debt issuance costs and associated deferred charges.

(c)	The Company expects to refinance approximately $2.75 billion of its commercial paper borrowings, which are currently classified as long-term borrowings, with the issuance of new long-term debt. The maturities will range from 3 years to 30 years and the interest rate is expected to be approximately 4.8%.

PRO FORMA STATEMENT OF INCOME ADJUSTMENTS FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2005 AND FOR THE YEAR ENDED DECEMBER 31, 2004

(a)	The reporting currency of acquired businesses is the pound sterling. The historical combined statements of revenues and direct expenses of the acquired businesses for the six months and 25 days ended July 25, 2005 and the year ended February 28, 2005 were translated into U.S. dollars at the average exchange rate for the related period of 1.8396 and 1.8434 U.S. dollars to one pound sterling, respectively.

The most recent fiscal year end for the acquired businesses is August 31, 2004. Since the acquired businesses and Fortune Brands’ most recent fiscal year ends differ by more than 93 days, the Securities and Exchange Commission rules require that the reporting periods be more closely aligned for the purpose of preparing pro forma financial information. As a result, the pro forma statement of income was prepared by combining the Fortune Brands statements of income for the year ended December 31, 2004 with the acquired businesses’ statements of revenues and direct expenses for the twelve months ended February 28, 2005.

(b)	Financial reporting for the period ended September 30, 2005 was in accordance with Financial Accounting Standards Board Interpretation No. 46(R), (FIN 46R), “Consolidation of Variable Interest Entities.” Many of the acquired businesses are assets commingled in entities that own other assets which will not be acquired by Fortune Brands and were acquired by Pernod Ricard S.A. Determination of the fair values of the acquired assets under FIN 46R requires management to make estimates and assumptions related to the commingled interests that affect the reported amounts of assets, liabilities, sales and expenses for the reporting periods. Actual results for future periods could differ from those estimates. In accordance with FIN 46R, some of these entities were consolidated and we recognized minority interest for any Pernod Ricard assets at estimated fair values, and other of these entities were not consolidated and were accounted for as an investment using the cost method. Because the pro forma information must be reported as if the acquired businesses were transferred to Fortune Brands as of January 1, 2004, the information in this column adjusts reported financial information to a basis as if all of the Fortune interests in the acquired businesses were consolidated as of January 1, 2004.

(c)	Reduction in excise taxes to exclude duties paid in countries other than the U.S. to align reported acquired businesses with the Company’s reported U.S. federal excise taxes.

(d)	Represents depreciation expense resulting from the fair value adjustment to fixed assets acquired based on the estimated useful lives, which is an average of 15 years. Depreciation of the fair value adjustment is amortized over a period of 10 to 40 years based on the estimated remaining useful life of the assets. It excludes any adjustment to the acquisition-related fair value step-up of inventory due to the non-recurring nature of this expense.

(e)	Represents the incremental pension cost to adjust pension expense from a cash contribution basis to an actuarial basis.

(f)	Represents amortization expense of finite-lived intangible assets recorded as a result of the acquisition. Pro forma amortization expense was based on straight-line amortization over the estimated weighted average useful life of 29.9 years for tradenames and 2 years for customer relationships.

(g)	Represents increased interest expense based on the following pro forma amounts of debt giving effect to the financing contemplated in connection with the acquisition as if the financing was outstanding during the entire period shown. The acquisition was initially financed with short-term borrowings under bank credit agreements and sales of commercial paper. The Company expects to issue new long-term debt, some of which may be under an existing shelf registration. It is expected that maturities will range from 3 years to 30 years. A portion of the new long-term debt may be denominated in other currencies. As a result of the acquisition, the debt structure is expected to be:

(in millions)

Fixed rate debt	$2,750.0
Commercial paper	2,065.2

Total borrowings (excluding Larios)	$4,815.2

The interest rate on the fixed rate debt is expected to be approximately 4.8%. The pro forma interest rate on commercial paper was determined based on the Fortune Brands interest rate for the six months and 25 days ended July 25, 2005, adjusted for the credit rating subsequent to the acquisition, which was 2.989%.

A change in the interest rate of one-fourth of one percent would affect interest expense, net of taxes, for the nine months ended September 30, 2005 as follows:

(in millions)

Fixed rate debt	$3.3
Commercial paper	2.5

Total	$5.8

(h)	Represents amortization of estimated deferred debt issuance costs ($16.6 million) using the effective interest method over the life of the related debt (maturities range from 3 to 30 years).

(i)	Represents the estimated tax effect on the excess of revenues over direct expenses of the acquired businesses and other pro forma adjustments at a 36% worldwide blended statutory rate.

FORTUNE BRANDS, INC.

Unaudited Pro Forma Consolidated Statement of Income

Twelve Months ended December 31, 2003

(In millions, except per share amounts)

	Historical	Pro Forma Adjustments (1)		Pro Forma
Net sales	$6,214.5	$(1,101.9	)(a)	$5,112.6
Cost of products sold	3,373.3	(686.8	)(a)	2,686.5
Excise taxes on spirits and wine	302.0	—		302.0
Advertising, selling, general and administrative expenses	1,571.3	(326.5	)(a)	1,236.4
		(8.4	)(b)
Amortization of intangibles	18.9	(1.7	)(a)	17.2
Write-down of identifiable intangibles	12.0	(12.0	)(a)	—
Restructuring charges	19.5	(17.3	)(a)	2.2

Operating income	917.5	(49.2)		868.3

Interest expense	73.8	(0.4	)(a)	63.9
		(9.5	)(c)
Other (income) expense, net	(40.7)	2.5	(a)	(38.2)

Income before income taxes and minority interests	884.4	(41.8)		842.6

Income taxes	289.2	(13.9	)(d)	275.3
Minority interests	16.0	(0.8	)(a)	15.2

Net income	$579.2	$(27.1)		$552.1

Earnings per common share
Basic	$3.97			$3.78
Diluted	$3.86			$3.68

Average number of common shares outstanding
Basic	145.6			145.6
Diluted	150.3			150.3

(1)	This unaudited pro forma income statement does not give effect to the acquisition of certain acquired spirits and wine businesses and issuance of new long-term debt.

FORTUNE BRANDS, INC.

Unaudited Pro Forma Consolidated Statement of Income

Twelve Months ended December 31, 2002

(In millions, except per share amounts)

	Historical	Pro Forma Adjustments (1)		Pro Forma
Net sales	$5,677.7	$(1,105.4	)(a)	$4,572.3

Cost of products sold	3,074.6	(699.0	)(a)	2,375.6
Excise taxes on spirits and wine	311.1	—		311.1
Advertising, selling, general and administrative expenses	1,443.4	(342.7	)(a)	1,094.7
		(6.0	)(b)
Amortization of intangibles	16.1	(2.0	)(a)	14.1
Restructuring charges	45.9	(34.3	)(a)	11.6

Operating income	786.6	(21.4)		765.2

Interest expense	74.1	(0.5	)(a)	60.4
		(13.2	)(c)
Other (income) expense, net	(43.7)	(0.4	)(a)	(44.1)

Income before income taxes and minority interests	756.2	(7.3)		748.9

Income taxes	214.2	(1.8	)(d)	212.4
Minority interests	16.4	(0.5	)(a)	15.9

Net income	$525.6	$(5.0)		$520.6

Earnings per common share
Basic	$3.51			$3.48
Diluted	$3.41			$3.38

Average number of common shares outstanding
Basic	149.4			149.4
Diluted	154.0			154.0

(1)	This unaudited pro forma income statement does not give effect to the acquisition of certain acquired spirits and wine businesses and issuance of new long-term debt.

PRO FORMA STATEMENT OF INCOME ADJUSTMENTS FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

(a)	Results of the ACCO World Corporation business.

(b)	Executive compensation and consulting expenses which were paid by Fortune Brands on behalf of ACCO World Corporation based on actual direct costs incurred.

(c)	Interest expense associated with Fortune Brands outstanding debt that has been allocated to ACCO World Corporation based on average net assets of ACCO World Corporation as a percent of net assets plus average consolidated debt not attributable to other operations of Fortune Brands.

(d)	Pro forma income tax adjustments for the elimination of the ACCO World Corporation business are at the effective tax rate for the business. Pro forma income tax adjustments for expenses incurred by Fortune Brands (executive compensation, consulting and interest expenses) are at the Fortune Brands Corporate effective tax rate.